                                 EXHIBIT 10.20

                         FISHER BUSINESS SYSTEMS, INC.

                             1996 STOCK OPTION PLAN


                                   1. PURPOSE

       The purpose of Fisher Business Systems, Inc.'s 1996 Stock Option Plan (the "Plan") is to encourage and enable eligible directors, officers and employees of Fisher Business Systems, Inc. (the "Company") and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that directors, officers and key employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for participating directors, officers and key employees to remain in the employ of and to give greater effort on behalf of the Company. It is the intention of the Company to have the Plan qualify as an "incentive stock option plan" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                 2. DEFINITIONS

       The following words or terms shall have the following meanings:

       (a) "Agreement" shall mean a stock option agreement between the Company and an Eligible Employee or an Eligible Participant pursuant to the terms of this Plan.

       (b) "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Common Stock in the over-the-counter market, as reported by The Nasdaq Stock Market (or other national quotation service). If the Company's Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Common Stock on such national securities exchange.

       (c) "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

       (d) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan.

       (e) "Common Stock" shall mean the $.01 par value Common Stock of the Company.

       (f) "Company" shall mean Fisher Business Systems, Inc., a Georgia corporation.

       (g) "Eligible Employee(s)" shall mean a person or persons regularly employed by the Company or a Subsidiary.

       (h) "Eligible Participant" shall mean an Eligible Employee or a Non-Employee Director.

       (i) "Non-Employee Director" shall mean a director of the Company who is not a regular salaried employee of the Company or one of its subsidiaries.

       (j) "Optionee" shall mean an Eligible Employee or Eligible Participant having a right to purchase Common Stock under an Agreement.

       (k) "Option(s)" shall mean the right or rights granted to Eligible Employees or Eligible Participants to purchase Common Stock under the Plan.

       (l) "Plan" shall mean this Fisher Business Systems, Inc. 1996 Stock Option Plan.

       (m) "Shares," "Stock" or "Common Stock" shall mean shares of the Common Stock.

       (n) "Subsidiary" shall mean any corporation, if the Company owns or controls, directly or indirectly, a majority of the voting stock of such corporation.

       (o) "Ten Percent Owner" shall mean an individual who, at the time an Option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

                               3. EFFECTIVE DATE

       The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote of not less than a majority of the votes entitled to be cast thereon, which shareholder vote must be taken within twelve
(12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve (12) month period, then any options granted in the intervening period shall be void.

                          4. SHARES RESERVED FOR PLAN

       The shares of the Company's Common Stock to be sold to Eligible Employees and Eligible Participants under the Plan may at the election of the Board of Directors be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be reserved and made available for sale under the Plan shall be 3,000,000. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to an Option under the Plan.

                         5. ADMINISTRATION OF THE PLAN

       The Plan shall be administered by the Board of Directors of the Company or the Committee. The Committee shall be comprised of not less than two (2) members appointed by the Board of Directors of the Company from among its members. No member of the Board of Directors shall be appointed or serve as a member of the Committee, and any such appointment or service immediately and automatically shall terminate, in the event that such person is not a disinterested person. As used herein, the term "disinterested person" means a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates (as such term is defined in the General Rules and Regulations of the Securities Exchange Act of 1934, as amended).

       Within the limitations described herein, the Board of Directors of the Company or the Committee shall administer the Plan, select the Eligible Employees and Eligible Participants to whom Options will be granted, determine the number of shares to be optioned to each Eligible Employee and Eligible Participant and interpret, construe and implement the provisions of the Plan. Board of Directors and Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

       If the Plan is administered by the Board of Directors, a majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Board of Directors shall be the acts of the Board of Directors. If the Plan is administered by the Committee, the Committee shall select one of its members as Chairman and shall hold its meetings at such times and places, and pursuant to such rules consistent with the Plan, as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee shall be the acts of the Committee.

                                 6. ELIGIBILITY

       Options granted pursuant to Section 8 shall be granted only to Eligible Employees. Options granted pursuant to Section 9 shall be granted only to Eligible Participants. Options granted pursuant to Section 10 shall be granted only to Non-Employee Directors.

                            7. DURATION OF THE PLAN

       The Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.

                         8. QUALIFIED INCENTIVE OPTIONS

       It is intended that Options granted under the Plan pursuant to this
Section 8 shall be qualified incentive stock options under the provisions of
Section 422 of the Code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by stock option agreements in such form and not inconsistent with this Plan as the Board of Directors or the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

       (a) Price. The purchase price for shares purchased upon exercise will be the Average Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee, or, if the Stock is not traded in the organized markets, then the price shall be the fair market value of the Stock as determined in good faith by the Board of Directors or the Committee, but in no case less than the par value of such stock; provided further that the purchase price of stock deliverable upon the exercise of a qualified incentive option granted to a Ten Percent Owner shall be not less than one hundred ten percent (110%) of the Average Market Price or fair market value on the day the Option is granted, as determined by the Board of Directors or the Committee, but in no case less than the par value of such stock.


       (b) Number of Shares. The Agreement shall specify the number of shares which the Optionee may purchase under such Option.

       (c) Exercise of Options. The shares subject to the Option may be purchased in whole or in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the Plan, but in no event later than ten (10) years from the date of grant of the Option. Notwithstanding the foregoing, shares subject to an Option granted to a Ten Percent Owner shall be exercisable no later than five (5) years from the date of grant of the Option.

       (d) Medium and Time of Payment. Stock purchased pursuant to an Agreement shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash or shares of the Common Stock of the Company, or a combination of cash and shares of the Common Stock of the Company. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for such shares.

       (e) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       (f) Nonassignability of Option. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

       (g) Effect of Termination of Employment or Death. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. In the event that an Optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) prior to the time that an Option is exercisable, his or her Option shall terminate and be null and void.

       In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code.

       In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

       (h) Recapitalization. In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

       (i) Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Optionee provide that the Option (including the shares not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated.

       (j) General Restriction. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

                            9. NON-QUALIFIED OPTIONS

       The Committee may grant to Eligible Participants options under the Plan which are not qualified incentive stock options under the provisions of Section 422 of the Code. Such non-qualified options shall be evidenced by Agreements in such form and not inconsistent with this Plan as the Board of Directors or the Committee shall approve from time to time, which Agreements shall contain in substance the same terms and conditions as set forth in Section 8 hereof with respect to qualified incentive options; provided, however, that the limitations set forth in Sections 8(a), 8(c) and 8(g) shall not be applicable to non-qualified options.

                    10. NON-EMPLOYEE DIRECTOR PARTICIPATION

       (a) On and as of the second Tuesday in June of each year during the term of this Plan, each then Non-Employee Director of the Company shall be granted, without the necessity of action by the Committee, an Option hereunder to purchase 10,000 shares of Common Stock at the Average Market Price of such Stock on the date of grant.

       (b) Each new Non-Employee Director of the Company shall receive a one-time grant, without necessity of action by the Board of Directors or the Committee, as the case may be, of an option hereunder to purchase 10,000 Shares on the date such Non-Employee Director first becomes a member of the Board of Directors of the Company, at an exercise price equal to the Average Market Price of such Stock on the date of grant.

       (c) In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant options for the appropriate number of shares of Stock to Non-Employee Directors as of any grant date, then no options shall be granted as of that grant date. Options granted to Non-Employee Directors hereunder shall be evidenced by Agreements in such form and not inconsistent with this Plan as the Board of Directors or the Committee shall approve from time to time, which Agreements shall contain in substance the same terms and conditions set forth in Section 8 hereof with respect to qualified incentive options; provided, however, that the limitations set forth in Sections 8(a) and 8(c) with respect to Ten Percent Owners shall not be applicable to options granted to Non-Employee Directors pursuant to this
Section 10.

       (d) Options granted pursuant to this Section 10 are intended to be under a "formula plan" as recognized by Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934, as amended, and shall be interpreted accordingly.

       (e) The provisions of this Section 10 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                           11. AMENDMENT OF THE PLAN

       The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company's shareholders. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (1) increase the maximum number of shares for which Options may be granted under the Plan either in the aggregate or to any Eligible Employee (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or (2) reduce the option price or waiting period (except as otherwise expressly provided in the Plan in the case of a reorganization of the Company as referred to in Section 8(i) hereof), or (3) extend the period during which Options may be granted or exercised, or (4) change the class of employees eligible for incentive stock options under Section 6 hereof, or (5) to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in the Plan, or (6) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to participants under the Plan. The termination or any modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under an Option or right previously granted to him or her. With the written consent of the Optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that Options granted hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options."

            12. LIMITATION ON NUMBER OF SHARES THAT MAY BE PURCHASED

       The aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

                               13. BINDING EFFECT

       All decisions of the Board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company, all Eligible Employees and Eligible Participants participating in the Plan, and on all persons eligible or who become eligible to participate in the Plan.